UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   April 28, 2008

Gulfstream International Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33884	20-3973956
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3201 Griffin Road, 4th Floor

Fort Lauderdale, Florida 33312

(Address of principal executive offices)

(954) 985-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      On April 28, 2008, Daniel H. Abramowitz advised Gulfstream International Group, Inc. (the “Company”) that he has decided not to stand for re-election to the Company’s Board of Directors when his term expires at the Company’s 2008 Annual Meeting of Stockholders. Mr. Abramowitz serves as a member of the Board of Director’s Compensation Committee and Nominating and Corporate Governance Committee.

To the knowledge of the Company, Mr. Abramowitz is not declining to stand for re-election because of any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date: April 28, 2008	By	/s/ David F. Hackett
David F. Hackett Chief Executive Officer and President